Execution Version AMENDMENT NO. 7 TO TERM LOAN CREDIT AGREEMENT AMENDMENT NO. 7 TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of February 5, 2024 and effective as of the Seventh Amendment Effective Date, among RUMBLEON, INC., a Nevada corporation (the “Borrower”), the other guarantors party hereto (the “Subsidiary Guarantors”), OAKTREE FUND ADMINISTRATION, LLC, as administrative agent and as collateral agent (in such capacities, the “Agent”), and the Lenders (as defined below) party hereto. PRELIMINARY STATEMENTS A. The Borrower, the Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Term Loan Credit Agreement, dated as of August 31, 2021 (as amended by that certain Amendment No. 1 to Term Loan Credit Agreement, dated as of December 17, 2021, that certain Amendment No. 2 to Term Loan Credit Agreement, dated as of February 4, 2022, that certain Amendment No. 3 to Term Loan Credit Agreement, dated as of February 18, 2022, that certain Amendment No. 4 to Term Loan Credit Agreement, dated as of June 30, 2023, that certain Amendment No. 5 to Term Loan Credit Agreement, dated as of August 9, 2023, that certain Amendment No. 6 to Term Loan Credit Agreement, dated as of October 31, 2023, and as otherwise amended, restated, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). B. The Borrower has requested that, pursuant to Section 10.01 of the Existing Credit Agreement, the Lenders consent to amend certain provisions of the Existing Credit Agreement as set forth herein, and the Lenders are willing to agree to such amendments on the terms and subject to the conditions described herein. NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Definitions. Capitalized terms used herein and not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement, as amended by this Amendment (as so amended, the “Credit Agreement”). SECTION 2. Amendments to Existing Credit Agreement. Effective as of the Seventh Amendment Effective Date, the Existing Credit Agreement is amended as follows: (a) each of the following definitions is hereby added to Section 1.01 in its appropriate alphabetical order to read as follows: “Seventh Amendment” means that certain Amendment No. 7 to Term Loan Credit Agreement, dated as of the Seventh Amendment Effective Date, among the Borrower, the Subsidiary Guarantors Party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto. “Seventh Amendment Effective Date” means December 1, 2023. (b) Section 2.03(b)(ii)(E) is hereby amended and restated in its entirety to read as follows:

2 (E) Subject to Section 2.03(b)(ii)(G), until the 2023 Specified Property Disposition is consummated, the Borrower shall, on the first Business Day of each month commencing January 1, 2024 and ending (but including) April 1, 2024, make an additional prepayment, in accordance with Section 2.03(b)(ii)(F), in each instance, of an aggregate principal amount of Term Loans equal to $10,000,000. (c) Section 2.07(b) is hereby amended and restated in its entirety to read as follows: (b) On the earlier of (x) the date on which the Rights Offering is consummated and (y) December 8, 2023 (such earlier date, the “Fifth Amendment Additional Interest Payment Date”), as additional interest and consideration for entering into the Fifth Amendment, the Borrower agrees to pay each Lender an amount equal to 0.25% of (x) the Outstanding Amount of the Loans held by such Lender as of the Fifth Amendment Effective Date minus (y) to the extent the Rights Offering has been consummated and the Net Cash Proceeds thereof realized or received by the Borrower to prepay the Loans in accordance with Section 2.03(b)(ii)(D) as of the Fifth Amendment Additional Interest Payment Date, such Lender’s Applicable Percentage of $50,000,000 (the “Fifth Amendment Additional Interest”). The Fifth Amendment Additional Interest will be in all respects fully earned, due and payable on the Fifth Amendment Additional Interest Payment Date and non-refundable and non-creditable thereafter, and at the Borrower’s irrevocable election on or prior to the Fifth Amendment Additional Interest Payment Date shall be either (i) paid in cash or (ii) paid-in-kind whereby such amount shall be added to the outstanding principal balance of the Loans held by such Lender as of the Fifth Amendment Additional Interest Payment Date so as to increase the outstanding principal balance of such Loans; provided that, if the Borrower fails to notify the Administrative Agent in writing (email to be sufficient) of its irrevocable election on or prior to the Fifth Amendment Additional Interest Payment Date, then the Borrower shall be deemed to have elected payment-in-kind as of the Fifth Amendment Additional Interest Payment Date. (d) Section 6.19 is hereby amended and restated in its entirety to read as follows: Section 6.19 Specified Property Transactions. The Borrower and its Subsidiaries shall use commercially reasonable best efforts to (i) enter into a transaction or series of transactions to directly or indirectly Dispose of all of the Specified Property on commercially reasonable (as reasonably determined in good faith collectively by the Borrower and the Administrative Agent) terms and as a result of arm’s- length negotiations among the parties thereto (the “2023 Specified Property Disposition”); provided that, for the avoidance of doubt, the Borrower and its Subsidiaries shall not take (or fail to take) any action that unreasonably obstructs the consummation of the 2023 Specified Property Disposition; and (ii) use the Net Cash Proceeds of the 2023 Specified Property Disposition realized or received by the Borrower and its Subsidiaries to prepay the Loans in accordance with Section 2.03(b)(ii)(C), in each case, on or before December 31, 2023 (or such later

3 date agreed to in writing by the Administrative Agent Acting in its sole discretion). SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of December 1, 2023 (the “Seventh Amendment Effective Date”) when each of the following conditions shall have been satisfied: (a) Execution of Amendment. The Agent shall have received this Amendment, duly executed and delivered by (A) the Borrower, (B) the Subsidiary Guarantors and (C) the Lenders (which constitute at least the Required Lenders) party hereto. (b) Expenses. The Agent shall receive all fees required to be paid, and all expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement, for which invoices have been presented on or in advance of February 5, 2024 (including all reasonable and documented out-of- pocket fees and expenses of Gibson, Dunn & Crutcher, LLP for which invoices have been presented on or in advance of February 5, 2024). SECTION 4. [Reserved]. SECTION 5. Representations and Warranties. The Borrower represents and warrants as follows as of the date hereof: (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and/or other organizational action. The execution, delivery and performance by the Borrower of this Amendment will not (i) contravene the terms of any of the Borrower’s Organization Documents; (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries under (A) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of the Restricted Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Body or any arbitral award to which the Borrower or its property is subject; or (iii) violate any applicable Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and each other Loan Document to which the Borrower is a party, after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing. (c) After giving effect to terms of this Amendment, no Default or Event of Default has occurred and is continuing. (d) After giving effect to the terms of this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

4 SECTION 6. Reference to and Effect on the Existing Credit Agreement and the Loan Documents.(a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the Borrower under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment. The Borrower hereby consents to this Amendment and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement. The parties hereto acknowledge and agree that (i) the amendment of the Existing Credit Agreement pursuant to this Amendment shall not constitute a novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the Seventh Amendment Effective Date and (ii) after giving effect to this Amendment, no Default or Event of Default exists as a result of any of the provisions of the Existing Credit Agreement referred to in clause (i) of the lead-in paragraph to Section 2 hereof. (b) On and after the Seventh Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document. SECTION 7. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including “.pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 8. Notices. All communications and notices hereunder shall be given as provided in Section 10.02 of the Credit Agreement. SECTION 9. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 10. Successors. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and registered assigns permitted under Section 10.07 of the Credit Agreement. SECTION 11. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated mutatis mutandis, with all references to the “Agreement” therein being deemed references to this Amendment. [The remainder of this page is intentionally left blank]

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. RUMBLEON, INC., a Nevada corporation, as the Borrower By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] BJ MOTORSPORTS, LLC, a Nevada limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer C & W MOTORS, INC., an Arizona corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer CMG POWERSPORTS, INC., a Delaware corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer DHD ALLEN, L.L.C., a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer DHD GARLAND, L.L.C., a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] EAST VALLEY MOTORCYCLES, LLC, an Arizona limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer ECHD MOTORCYCLES, LLC, a California limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer GLENDALE MOTORCYCLES, LLC an Arizona limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer IOT MOTORCYCLES, LLC, an Arizona limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer RHND OCALA, LLC, a Florida limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] RIDE NOW, LLC, a Nevada limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer RIDE NOW-CAROLINA, LLC, a North Carolina limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer RIDE USA, L.L.C., a Florida limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer RN TRI-CITIES, LLC, a Washington limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer RN-GAINESVILLE, LLC, a Florida limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] RNKC LLC, a Kansas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer RNMC DAYTONA, LLC, a Florida limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer TC MOTORCYCLES, LLC, a Florida limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer TOP CAT ENTERPRISES, L.L.C., an Arizona limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer TUCSON MOTORSPORTS, INC., an Arizona corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] TUCSON MOTORCYCLES, INC., an Arizona corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer COYOTE MOTORSPORTS-ALLEN, LTD., a Texas limited partnership, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer COYOTE MOTORSPORTS-GARLAND, LTD., a Texas limited partnership, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer DLV MOTORCYCLE, LLC, a Nevada limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer INDTUC, LLC, a Arizona limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] RNAJ, LLC, a Arizona limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer AMERICA’S POWERSPORTS, INC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer NORTH COUNTY 355 HOLDINGS, INC, a Delaware corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer SAN DIEGO HOUSE OF MOTORCYCLES, LLC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FUN CENTER 355 HOLDINGS, INC, a Delaware corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] WOODS FUN CENTER, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer APS TEXAS HOLDINGS, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer APS AUSTIN HOLDINGS, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer APS OF TEXAS LLC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer APS OF OKLAHOMA LLC a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] FORT THUNDER 355 HOLDINGS, INC, a Delaware corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer POWDER KEG 355 HOLDINGS, INC., a Delaware corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer APS OF OHIO, LLC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer GEORGETOWN 355 HOLDINGS, INC., a Delaware corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer APS OF GEORGETOWN, LLC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] RMBL TEXAS, LLC a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer WHOLESALE EXPRESS, LLC a Tennessee limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer RUMBLEON DEALERS, INC., a Delaware corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer WHOLESALE, INC. a Tennessee corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer RUMBLEON FINANCE, LLC a Nevada limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] RMBL EXPRESS, LLC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer AUTOSPORT USA, INC, a Delaware corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer NEXTGEN PRO, LLC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer RUMBLEON TENNESSEE, LLC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer RMBL MISSOURI, LLC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] JJB PROPERTIES, L.L.C., an Arizona limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer BAYOU MOTORCYCLES, LLC, a Louisiana limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer RIDE NOW 5 ALLEN, LLC a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer RIDENOW POWERSPORTS TALLAHASSEE, LLC a Florida limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer METRO MOTORCYCLE, INC., an Arizona corporation, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] YSA MOTORSPORTS LLC, an Arizona limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FREEDOM POWERSPORTS, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FREEDOM POWERSPORTS CANTON, LLC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FREEDOM POWERSPORTS DALLAS LLC a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FREEDOM POWERSPORTS DECATUR LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] FREEDOM POWERSPORTS FORT WORTH, LLC, a Texas limited liability company, as a Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FREEDOM POWERSPORTS HUNTSVILLE, LLC, an Alabama limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FREEDOM POWERSPORTS JOHNSON COUNTY, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FREEDOM POWERSPORTS LEWISVILLE LLC a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FREEDOM POWERSPORTS MCDONOUGH, LLC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer Type text here

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] FREEDOM POWERSPORTS MCKINNEY LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FREEDOM POWERSPORTS ALPHARETTA, LLC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FREEDOM POWERSPORTS FARMERS BRANCH, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FREEDOM POWERSPORTS DENTON, LLC a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FREEDOM POWERSPORTS REAL ESTATE LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] EA POWERSPORTS HURST LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FPS RE DALLAS, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FPS RE HUDSON OAKS, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FPS RE HURST, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FPS RE ATHENS, LLC, a Delaware limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer Type text here

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] FPS RE FORT WORTH, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FPS RE LEWISVILLE, LLC, a series of Freedom Powersports Real Estate, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FPS RE MCDONOUGH, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FPS RE MCKINNEY, LLC a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer FPS RE BURLESON, LLC, a Texas limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] RO FAIRWINDS, LLC, a Florida limited liability company, as a Subsidiary Guarantor By: Name: Blake Lawson Title: Chief Financial Officer Type text here

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE FUND ADMINISTRATION, LLC, as Administrative Agent and Collateral Agent By: Oaktree Capital Management, L.P. Its: Managing Member By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE FUND ADMINISTRATION, LLC, as Administrative Agent and Collateral Agent By: Oaktree Capital Management, L.P. Its: Managing Member By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE SPECIALTY LENDING CORPORATION, as a Lender By: Oaktree Fund Advisors, LLC Its: Investment Advisor By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OSI 2 SENIOR LENDING SPV, LLC, as a Lender By: Oaktree Specialty Lending Corporation Its: Managing Member By: Oaktree Fund Advisors, LLC Its: Investment Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE SPECIALTY LENDING CORPORATION, as a Lender By: Oaktree Fund Advisors, LLC Its: Investment Advisor By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OSI 2 SENIOR LENDING SPV, LLC, as a Lender By: Oaktree Specialty Lending Corporation Its: Managing Member By: Oaktree Fund Advisors, LLC Its: Investment Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE GILEAD INVESTMENT FUND AIF (DELAWARE), L.P., as a Lender By: Oaktree Fund AIF Series, L.P. – Series T Its: General Partner By: Oaktree Fund GP AIF, LLC Its: Managing Member By: Oaktree Fund GP III, L.P. Its: Managing Member By: Name: Christine Pope Title: Authorized Signatory By: Name: Mary Gallegly Title: Authorized Signatory OAKTREE HUNTINGTON-GCF INVESTMENT FUND (DIRECT LENDING AIF), L.P., as a Lender By: Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, L.P. Its: General Partner By: Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, LLC Its: General Partner By: Oaktree Fund GP III, L.P. Its: Managing Member By: Name: Christine Pope Title: Authorized Signatory By: Name: Mary Gallegly Title: Authorized Signatory

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE GILEAD INVESTMENT FUND AIF (DELAWARE), L.P., as a Lender By: Oaktree Fund AIF Series, L.P. – Series T Its: General Partner By: Oaktree Fund GP AIF, LLC Its: Managing Member By: Oaktree Fund GP III, L.P. Its: Managing Member By: Name: Christine Pope Title: Authorized Signatory By: Name: Mary Gallegly Title: Authorized Signatory OAKTREE HUNTINGTON-GCF INVESTMENT FUND (DIRECT LENDING AIF), L.P., as a Lender By: Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, L.P. Its: General Partner By: Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, LLC Its: General Partner By: Oaktree Fund GP III, L.P. Its: Managing Member By: Name: Christine Pope Title: Authorized Signatory By: Name: Mary Gallegly Title: Authorized Signatory

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE-NGP STRATEGIC CREDIT, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OAKTREE-FORREST MULTI-STRATEGY, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OAKTREE-TMBR STRATEGIC CREDIT FUND F, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE-NGP STRATEGIC CREDIT, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OAKTREE-FORREST MULTI-STRATEGY, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OAKTREE-TMBR STRATEGIC CREDIT FUND F, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE-TMBR STRATEGIC CREDIT FUND G, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OAKTREE-TMBR STRATEGIC CREDIT FUND C, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OAKTREE-MINN STRATEGIC CREDIT, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE-TMBR STRATEGIC CREDIT FUND G, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OAKTREE-TMBR STRATEGIC CREDIT FUND C, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OAKTREE-MINN STRATEGIC CREDIT, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] INPRS STRATEGIC CREDIT HOLDINGS, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OAKTREE-TSE 16 STRATEGIC CREDIT, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OAKTREE-TCDRS STRATEGIC CREDIT, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] INPRS STRATEGIC CREDIT HOLDINGS, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OAKTREE-TSE 16 STRATEGIC CREDIT, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director OAKTREE-TCDRS STRATEGIC CREDIT, LLC, as a Lender By: Oaktree Capital Management, L.P. Its: Manager By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE GCP FUND DELAWARE HOLDINGS, L.P., as a Lender By: Oaktree Global Credit Plus Fund GP, L.P. Its: General Partner By: Oaktree Global Credit Plus Fund GP Ltd. Its: General Partner By: Oaktree Capital Management, L.P. Its: Director By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE GCP FUND DELAWARE HOLDINGS, L.P., as a Lender By: Oaktree Global Credit Plus Fund GP, L.P. Its: General Partner By: Oaktree Global Credit Plus Fund GP Ltd. Its: General Partner By: Oaktree Capital Management, L.P. Its: Director By: Name: Christine Pope Title: Managing Director By: Name: Mary Gallegly Title: Managing Director

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE MEZZANINE FUND V HOLDINGS (DELAWARE), L.P., as a Lender By: Oaktree Mezzanine Fund V GP, L.P. Its: General Partner By: Oaktree Fund GP IIA, LLC Its: General Partner By: Oaktree Fund GP II, L.P. Its: Managing Member By: Name: Robert Sullivan Title: Authorized Signatory By: Name: Michael Deng Title: Authorized Signatory OAKTREE MIDDLE-MARKET DIRECT LENDING UNLEVERED FUND (PARALLEL), L.P., as a Lender By: Oaktree Middle-Market Direct Lending GP (Parallel), Ltd. Its: General Partner By: Name: Robert Sullivan Title: Authorized Signatory By: Name: Michael Deng Title: Authorized Signatory

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE MIDDLE-MARKET DIRECT LENDING UNLEVERED FUND, L.P., as a Lender By: Oaktree Middle-Market Direct Lending GP, L.P. Its: General Partner By: Oaktree Fund GP IIA, LLC Its: General Partner By: Oaktree Fund GP II, L.P. Its: Managing Member By: Name: Robert Sullivan Title: Authorized Signatory By: Name: Michael Deng Title: Authorized Signatory OAKTREE MMDL AGGREGATOR, LLC, as a Lender By: Oaktree Middle-Market Direct Lending GP, L.P. Its: Manager By: Oaktree Fund GP IIA, LLC Its: General Partner By: Oaktree Fund GP II, L.P. Its: Managing Member By: Name: Robert Sullivan Title: Authorized Signatory By: Name: Michael Deng Title: Authorized Signatory

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OAKTREE MMDL AGGREGATOR, L.P., as a Lender By: Oaktree Middle-Market Direct Lending GP (Aggregator), Ltd. Its: General Partner By: Oaktree Capital Management, L.P. Its: Director By: Name: Robert Sullivan Title: Authorized Signatory By: Name: Michael Deng Title: Authorized Signatory OAKTREE MMDL UNPLEDGED ASSETS, LLC, as a Lender By: Oaktree Fund GP IIA, LLC Its: Manager By: Oaktree Fund GP II, L.P. Its: Managing Member By: Name: Robert Sullivan Title: Authorized Signatory By: Name: Michael Deng Title: Authorized Signatory

[Signature Page to Amendment No. 7 to Term Loan Credit Agreement] OPPS XB RMBL HOLDINGS, LLC, as a Lender By: Oaktree Fund AIF Series (Cayman), L.P. – Series G Its: Manager By: Oaktree AIF (Cayman) GP Ltd Its: General Partner By: Oaktree Capital Management, L.P. Its: Director By: Name: Jordan Mikes Title: Managing Director By: Name: David Nicoll Title: Managing Director By: Oaktree Fund AIF Series, L.P. – Series N Its: Manager By: Oaktree Fund GP AIF, LLC Its: General Partner By: Oaktree Fund GP III, L.P. Its: Managing Member By: Name: Jordan Mikes Title: Authorized Person By: Name: David Nicoll Title: Authorized Person